                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS that the undersigned, as President and Chief Executive Officer of NTT AMERICA, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Mr. Mototane Miyazaki the
 -------
undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company in the form of shares or American Depositary Shares, to be offered on terms to be determined at the time such securities are offered for sale, including specifically, but without limiting the generality of the foregoing power and authority:

                1. To sign the name of the Company and the name of the undersigned, individually and in his capacity as officer of the Company, to a Registration Statement on Form F-3 relating to the shares of Common Stock and any Registration Statement on Form F-6 relating to American Depositary Receipts representing such shares to be filed with the Securities and Exchange Commission with respect to said securities, to any and all amendments, including post-effective amendments to such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement and amendments; and

                2. To sign such other documents and do such other things as said agent and attorney-in-fact may deem necessary or appropriate in connection with the foregoing.


        The undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF the undersigned has subscribed these presents this 20th day of November, 1998.




                              /s/ KEISUKE NAKASAKI
                              --------------------
                              Keisuke Nakasaki
                              President and Chief Executive Officer

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, a director and/or officer of NIPPON TELEGRAPH AND TELEPHONE CORPORATION, a Japanese corporation (the "Company"), hereby constitutes and appoints Mr. Mototane
                  -------
Miyazaki each of the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company in the form of shares or American Depositary Shares, to be offered on terms to be determined at the time such securities are offered for sale, including specifically, but without limiting the generality of the foregoing power and authority:

                1. To sign the name of the Company and the name of the undersigned, individually and in his capacity as director or officer of the Company, to a Registration Statement on Form F-3 relating to the shares of Common Stock and any Registration Statement on Form F-6 relating to American Depositary Receipts representing such shares to be filed with the Securities and Exchange Commission with respect to said securities, to any and all amendments, including post-effective amendments to such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement and amendments; and

                2. To sign such other documents and do such other things as said agent and attorney-in-fact may deem necessary or appropriate in connection with the foregoing.


        Each of the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF each of the undersigned has subscribed these presents this 20th day of November, 1998.




/s/ SHIGEO SAWADA                               /s/ JUN-ICHIRO MIYAZU
-----------------                               ----------------------
Shigeo Sawada                                   Jun-ichiro Miyazu
Chairman                                        President
(Director)                                      (Principal Executive Officer)
                                                (Director)



/s/ HIDEKAZU INOUE                              /s/ TOSHIHARU AOKI
-------------------                             ------------------
Hidekazu Inoue                                  Toshiharu Aoki
Senior Executive Vice President                 Senior Executive Vice President
(Director)                                      (Director)

/s/ KAZUO ASADA                                 /s/ MASANOBU SUZUKI
---------------                                 -------------------
Kazuo Asada                                     Masanobu Suzuki
Senior Executive Vice President                 Executive Vice President
(Director)                                      (Director)



/s/ YUJI MATSUO                                 /s/ HIROSHI ISHIHARA
---------------                                 --------------------
Yuji Matsuo                                     Hiroshi Ishihara
Executive Vice President                        Executive Vice President
(Director)                                      (Director)



/s/ TOSHIYUKI MINESHIMA                         /s/ NORIO WADA
-----------------------                         --------------
Toshiyuki Mineshima                             Norio Wada
Executive Vice President                        Executive Vice President
(Principal Financial and Accounting Officer)    (Director)
(Director)




/s/ TADAYUKI ARAI                               /s/ KIYOSHI MITA
-----------------                               ----------------
Tadayuki Arai                                   Kiyoshi Mita
Executive Vice President                        Executive Vice President
(Director)                                      (Director)



/s/ SATOSHI MIURA                               /s/ MICHIO TAKEUCHI
-----------------                               -------------------
Satoshi Miura                                   Michio Takeuchi
Executive Vice President                        Executive Vice President
(Director)                                      (Director)




/s/ KATSUYA OKIMI                               /s/ HIROFUMI SHIMADA
-----------------                               --------------------
Katsuya Okimi                                   Hirofumi Shimada
Executive Vice President                        Senior Vice President
(Director)                                      (Director)

/s/ MASAHIRO SHIBAO                             /s/ RYUJI NUNOTANI
-------------------                             ------------------
Masahiro Shibao                                 Ryuji Nunotani
Senior Vice President                           Senior Vice President
(Director)                                      (Director)




/s/ YOSHINORI UDA                               /s/ SEIJI TAKASHIMA
-----------------                               -------------------
Yoshinori Uda                                   Seiji Takashima
Senior Vice President                           Senior Vice President
(Director)                                      (Director)




/s/ MICHITOMA UENO                              /s/ TOSHIAKI FUKUI
------------------                              ------------------
Michitomo Ueno                                  Toshiaki Fukui
Senior Vice President                           Senior Vice President
(Director)                                      (Director)




/s/ KUNIHIRO KATO                               /s/ SHIN-ICHI AIZAWA
-----------------                               --------------------
Kunihiro Kato                                   Shin-ichi Aizawa
Senior Vice President                           Senior Vice President
(Director)                                      (Director)




/s/ MASAAKI KASAHARA                            /s/ KANJI KOIDE
--------------------                            ---------------
Masaaki Kasahara                                Kanji Koide
Senior Vice President                           Senior Vice President
(Director)                                      (Director)




/s/ YOSHIYUKI SUKEMUNE                          /s/ YOSHIO BESSYO
----------------------                          -----------------
Yoshiyuki Sukemune                              Yoshio Bessyo
Senior Vice President                           Senior Vice President
(Director)                                      (Director)

/s/ JUN-ICHI YUKI                               /s/ KIYOSHI FUJITA
-----------------                               ------------------
Jun-ichi Yuki                                   Kiyoshi Fujita
Senior Vice President                           Senior Vice President
(Director)                                      (Director)




/s/ SHUNZO MORISHITA                            /s/ SHIGEHIKO SUZUKI
--------------------                            --------------------
Shunzo Morishita                                Shigehiko Suzuki
Senior Vice President                           Senior Vice President
(Director)                                      (Director)




/s/ MAMORU ISHIDA                               /s/ NOBUHARA ONO
-----------------                               ----------------
Mamoru Ishida                                   Nobuharu Ono
Senior Vice President                           Senior Vice President
(Director)                                      (Director)




/s/ SUSUMU FUKUZAWA                             /s/ RYUZO SEJIMA
-------------------                             ----------------
Susumu Fukuzawa                                 Ryuzo Sejima
Senior Vice President                           Director and Counselor
(Director)                                      to the President